Exhibit 10.3

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE	OF
		1	7

2. AMENDMENT/MODIFICATION NO. 132		3. EFFECTIVE DATE 07/02/2018	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	5ACAAQ	7. ADMINISTERED BY (IF OTHER THAN ITEM 6)	CODE	5ACAAQ
DALE D. PARSAN Cargo Air Acquisitions Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650 (202) 268-2223			Cargo Air Acquisitions Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code)		(x)	9A. AMENDMENT OF SOLICITATION NO.
FEDERAL EXPRESS CORPORATION
3610 HACKS CROSS ROAD MEMPHIS TN 38125-8800			9B. DATED (SEE ITEM 11)
		x	10A. MODIFICATION OF CONTRACT/ORDER NO. ACN-13-FX
10B. DATED (SEE ITEM 13)
SUPPLIER CODE: 000389122	FACILITY CODE		04/23/2013
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning                  copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required.) See Schedule	Net Increase: [*]

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(x)	A. THIS CHANGE BY CLAUSE IS ISSUED PURSUANT TO: (Specify clause) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14.
☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO THE AUTHORITY OF: THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒

D. OTHER (such as no cost change/cancellation, termination, etc.) (Specify type of modification and authority): THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

Mutual Agreement of the Contracting Parties

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to execute the following change to the ACN-13-FX contract:

1. In accordance with contract ACN-13-FX and the “Fuel Adjustment” section, the following Line Haul Rate (fuel) for the Day Network as set out in Attachment 10 is modified for performance during the period of July 2, 2018 to July 29, 2018 (Operating Period 58) as follows:

TIERS: Base – Tier 5

From:

[*] per cubic foot

Continued…

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Ron D. Stevens, Vice President		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Brian Mckain
15B. CONTRACTOR/OFFEROR /s/ RON D. STEVENS (Signature of person authorized to sign)	15C. DATE SIGNED 8-18-18	16B. CONTRACT AUTHORITY /s/ BRIAN MCKAIN (Signature of Contracting Officer)	16C. DATE SIGNED 9/11/18

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Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONTINUATION SHEET	REQUISITION NO.	Page 2	Of 7

CONTRACT/ORDER NO. ACN-13-FX/132	AWARD/ EFFECTIVE DATE 07/02/2018	MASTER/AGENCY CONTRACT NO	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	SCHEDULE OF SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

To:

[*] per cubic foot

This is an increase of [*].

TIERS: 6 - 8

TIER 6:

From:

[*] per cubic foot

To:

[*] per cubic foot

This is an increase of [*].

TIER 7:

From:

[*] per cubic foot

To:

[*] per cubic foot

This is an increase of [*].

TIER 8:

From:

[*] per cubic foot

To:

[*] per cubic foot

This is an increase of [*].

[*]

2. In accordance with Clause 6-1: Contracting Officer’s Representative, the following administrative change is hereby incorporated:

FROM:

Henry A. Dynka

TO:

Chanel L. Reedus

3. Incorporate revised Clause 3-1: Small-, Minority-, and Woman-Owned Business Subcontracting Requirements (February 2018). This updated clause revises the frequency for submission of required subcontracting activity

Continued…

*

Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONTINUATION SHEET	REQUISITION NO.	Page 3	Of 7

CONTRACT/ORDER NO. ACN-13-FX/132	AWARD/ EFFECTIVE DATE 07/02/2018	MASTER/AGENCY CONTRACT NO	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	SCHEDULE OF SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

reports from quarterly submission to semiannual submission. Accordingly, contract ACN-13-FX is hereby modified as follows:

Section Contract Clauses, Page 52, existing Clause 3-1: Small-, Minority-, and Woman-owned Business Subcontracting Requirements (March 2006) is deleted in its entirety and in lieu thereof is replaced with the following:

“Clause 3-1: Small-, Minority-, and Woman-Owned Business Subcontracting Requirements (February 2018)

a. All suppliers, except small businesses, must have an approved subcontracting plan for contracts estimated or valued at $1 million or more at time of award. A subcontracting plan is also required when contracts awarded at less than $1 million reach or exceed the $1 million threshold during contract performance. The plan must be specific to this contract, and separately address subcontracting with small-, minority-, and woman-owned businesses. A plan approved by the Postal Service must be included in and made a part of the contract. A subcontract is defined as any agreement (other than one involving an employer-employee relationship) entered into by a Postal Service supplier or subcontractor calling for goods or services required for performance of the contract or subcontract.

b. The supplier’s subcontracting plan must include the following:

1. Goals, in terms of percentages of the total amount of this contract that the supplier will endeavor to subcontract to small-, minority-, and woman-owned businesses. The supplier must include all subcontracts that contribute to contract performance, and may include a proportionate share of goods and services that are normally allocated as indirect costs.

2. A statement of the:

a. Total dollars planned to be subcontracted under this contract. For indefinite-delivery contracts, this amount would be based upon the

Continued…

CONTINUATION SHEET	REQUISITION NO.	Page 4	Of 7

CONTRACT/ORDER NO. ACN-13-FX/132	AWARD/ EFFECTIVE DATE 07/02/2018	MASTER/AGENCY CONTRACT NO	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	SCHEDULE OF SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

minimum and maximum and stated as a total dollar range; and

b. Total of that amount planned to be subcontracted to small-, minority-, and woman-owned businesses. For indefinite-delivery contracts, this amount would be based upon the minimum and maximum and stated as a total dollar range.

3. A description of the principal types of goods and services to be subcontracted under this contract, identifying the types planned for subcontracting to small-, minority-, and woman-owned businesses.

4. A description of the method used to develop the subcontracting goals for this contract.

5. A description of the method used to identify potential sources for solicitation purposes and a description of efforts the supplier will make to ensure that small-, minority-, and woman-owned businesses have an equitable opportunity to compete for subcontracts.

6. A statement as to whether the offer included indirect costs in establishing subcontracting goals for this contract and a description of the method used to determine the proportionate share of indirect costs to be incurred with small-, minority-, and woman-owned businesses.

7. The name of the individual employed by the supplier who will administer the subcontracting program and a description of the individual’s duties.

8. Assurances that the supplier will require all subcontractors receiving subcontracts in excess of $1 million to adopt a plan similar to the plan agreed to by the supplier.

9. A description of the types of records the supplier will maintain to demonstrate compliance with the requirements and goals in the plan for this contract. The records must include at least the following:

Continued...

CONTINUATION SHEET	REQUISITION NO.	Page 5	Of 7

CONTRACT/ORDER NO. ACN-13-FX/132	AWARD/ EFFECTIVE DATE 07/02/2018	MASTER/AGENCY CONTRACT NO	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	SCHEDULE OF SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

a. Source lists, guides, and other data identifying small-, minority-, and woman-owned businesses;

b. Organizations contacted in an attempt to locate sources that are small-, minority-, and woman-owned businesses;

c. Records on each subcontract solicitation resulting in an award of more than $100,000, indicating whether small-, minority-, or woman-owned businesses were solicited and if not, why not; and

d. Records to support subcontract award data, including the name, address, and business size of each subcontractor.

Reports. The supplier must provide reports on subcontracting activity under this contract on a semi-annual basis. Should a contract be awarded and completed within the semi-annual reporting period, a report of subcontracting activity is still required. The report must be one of the types described in Clause 3-2: Participation of Small-, Minority-, and Woman-Owned Businesses.”

4. Incorporate revised Clause 3-2: Participation of Small-, Minority-, and Woman-Owned Businesses (February 2018). This updated clause revises the frequency for submission of required subcontracting activity reports from quarterly submission to semiannual submission. Accordingly, contract ACN-13-FX is hereby modified as follows:

Section Contract Clauses, Page 53, existing Clause 3-2: Participation of Small-, Minority-, and Woman-owned Businesses (March 2006) is hereby deleted in its entirety and in lieu thereof is replaced with the following:

“Clause 3-2: Participation of Small-, Minority-, and Woman-Owned Businesses (February 2018)

a. The policy of the Postal Service is to encourage the participation of small-, minority-, and woman-owned business in its purchases of goods and services to the maximum extent practicable consistent with efficient contract

Continued...

CONTINUATION SHEET	REQUISITION NO.	Page 6	Of 7

CONTRACT/ORDER NO. ACN-13-FX/132	AWARD/ EFFECTIVE DATE 07/02/2018	MASTER/AGENCY CONTRACT NO	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	SCHEDULE OF SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

performance. The supplier agrees to follow the same policy in performing this contract, and also agrees that any awarded subcontract will follow the same policy by including this clause within contracts with subcontractors.

b. When a contract is estimated or valued at $500,000 or more, or when a contract reaches or exceeds the $500,000 threshold during contract performance, the supplier must submit semi-annual reports on its subcontracting activity under this contract via a reporting method as specified by the Postal Service. Subject to the agreement of the supplier and the Postal Service, the supplier will report subcontracting activity on one of the following bases:

1. Showing the dollar amount of payments made to subcontractors during the reporting period;

2. Showing subcontracting activity that is allocable to this contract using generally accepted accounting principles; or

3. A combination of the methods listed above.

The supplier will submit a report in accordance with the Postal Service’s reporting method to the contracting officer within 15 calendar days after the end of each semi-annual period, describing all subcontract awards to small-, minority-, or woman-owned businesses. The report will include, but is not limited to, Postal Service contract number, subcontractor information (supplier name, address, contact name, contact email address), business classification, North American Industry Classification System (NAICS) code, and contract specific payments (direct, allocated, and total direct and allocated dollars). The contracting officer may require more frequent reports.”

5. Except as modified herein, all other terms and conditions of the subject contract remain unchanged and in full force and effect.

-

Sub Rept Req’d: Y Carrier Code: FX Route Termini

S: Various Route Termini End: Various Payment

Terms: SEE CONTRACT

Delivery: 11/28/2016

Continued...

CONTINUATION SHEET	REQUISITION NO.	Page 7	Of 7

CONTRACT/ORDER NO. ACN-13-FX/132	AWARD/ EFFECTIVE DATE 07/02/2018	MASTER/AGENCY CONTRACT NO	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	SCHEDULE OF SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Discount Terms: See Schedule Accounting Info: BFN: 670167 FOB: Destination Period of Performance: 09/30/2013 to 09/29/2024 Change Item 1 to read as follows:

1	Day Network Account Number: 53503 This is for estimation purposes only and is not a guarantee of contract value.				[*]

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Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.